UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 19, 2010

Orleans Homebuilders, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-6830	59-0874323
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3333 Street Road, Suite 101, Bensalem, PA	19020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 245-7500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 19, 2010, Mr. Garry P. Herdler, the Executive Vice President and Chief Financial Officer of Orleans Homebuilders, Inc. (the “Company”), tendered his resignation from all positions held with the Company effective April 23, 2010.  His last day of employment with the Company is April 23, 2010.

Item 8.01 Other Events.

On April 19, 2010, the Company issued a press release regarding Mr. Herdler’s resignation, a copy of which is furnished herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed or furnished with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press release of Orleans Homebuilders, Inc. dated April 19, 2010 (furnished herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 22, 2010

Orleans Homebuilders, Inc.

By:	/s/ Lawrence J. Dugan
Name: Lawrence J. Dugan
Title: Vice President and Secretary

EXHIBIT INDEX

The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press release of Orleans Homebuilders, Inc. dated April 19, 2010 (furnished herewith).